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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2001



                               Centex Corporation
             (Exact name of registrant as specified in its charter)



            NEVADA                     1-6776               75-0778259
(State of other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                 Identification No.)



          2728 N. HARWOOD STREET, DALLAS, TEXAS                75201
         (Address of principal executive offices)           (Zip code)


        Registrant's telephone number including area code: (214) 981-5000


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5. OTHER EVENTS.

                  Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-49966), filed with the Securities and Exchange Commission (the "Commission") on November 15, 2000 and declared effective by telephonic confirmation from the Staff of the Commission thereby on December 7, 2000 (the "Registration Statement"), pursuant to which the Registrant registered $1,100,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

                  On February 1, 2001, the Registrant entered into an Underwriting Agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc., Banc of America Securities LLC and UBS Warburg LLC (collectively, the "Underwriters"), in connection with the public offering by the Underwriters of $250,000,000 aggregate principal amount of the Registrant's 7.875% Senior Notes due 2011 (the "Notes"), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

                  The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the "Indenture"), with The Chase Manhattan Bank (successor to Chase Bank of Texas, National Association), as trustee (the "Trustee"), with respect to the Registrant's senior debt securities. A copy of the Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant's Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

                  Pursuant to the Indenture, the Registrant and the Trustee will enter into an Indenture Supplement No. 6 (the "Indenture Supplement") which will provide for the issuance of the Notes. A copy of the Form of Indenture Supplement is filed herewith as Exhibit 4.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number            Description

1.1 Underwriting Agreement, dated February 1, 2001, between Centex Corporation and Salomon Smith Barney Inc., Banc of America Securities LLC and UBS Warburg LLC.

4.1 Indenture dated October 1, 1998 between Centex Corporation and The Chase Manhattan Bank (successor to Chase Bank of Texas, National Association) (filed as Exhibit 4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2 Indenture Supplement No. 6 with respect to the Notes, to be entered into by Centex Corporation and The Chase Manhattan Bank.

5.1               Opinion of Raymond G. Smerge, Esq.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTEX CORPORATION



                                       By:  /s/ LAWRENCE ANGELILLI
                                            ------------------------------------
                                            Name: Lawrence Angelilli
                                            Title: Senior Vice President Finance




Date: February 6, 2001.



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

1.1               Underwriting Agreement, dated February 1, 2001, between Centex
                  Corporation and Salomon Smith Barney Inc., Banc of America
                  Securities LLC and UBS Warburg LLC.

4.1               Indenture dated October 1, 1998 between Centex Corporation and
                  The Chase Manhattan Bank (successor to Chase Bank of Texas,
                  National Association) (filed as Exhibit 4.1 to the
                  Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2 Indenture Supplement No. 6 dated as of February 6, 2001 with respect to the Senior Debt Securities, between Centex
                  Corporation and The Chase Manhattan Bank.

5.1               Opinion of Raymond G. Smerge, Esq.